SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report: November 30, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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               Delaware                                  52-1972128
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       (State of Incorporation)                (I.R.S. Employer Identification
                                                            No.)


7485 New Horizon Way, Frederick, Maryland                         21703
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         Address of principal executive offices                 (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code





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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            On November 30, 1999, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-25, Class Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate principal balance of $8,106,902.24. The Offered Certificates, together with the Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO, Class A-R, Class B-4, Class B-5 and Class B-6 Certificates were originally issued on September 29, 1999 pursuant to a Pooling and Servicing Agreement, dated as of September 29, 1999, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), First Union National Bank, as trust administrator and United States Trust Company of New York, as trustee (the "Pooling Agreement"). The Pooling Agreement was amended by Amendment No. 1 dated as of November 30, 1999 (the "Amendment"), a copy of which is filed as an exhibit hereto. The primary purpose of the Amendment was to remove certain transfer restrictions on the Offered Certificates and change the minimum denominations in which the Offered Certificates could be issued.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.



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ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description

            (EX-4) Amendment No. 1 to the Pooling and Servicing Agreement, dated as of November 30, 1999, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association,
                                         United  States  Trust  Company  of  New
                                         York and First Union National Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORWEST ASSET SECURITIES CORPORATION

November 30, 1999

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                                       Patrick Greene
                                       Vice President




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                                INDEX TO EXHIBITS
                                                                Paper (P) or
Exhibit No.                 Description                         Electronic (E)
-----------                 -----------                         ----------------


(EX-4)                      Amendment No. 1 to the Pooling and          E
                            Servicing Agreement, dated as of
                            November 30, 1999 among Norwest
                            Asset Securities Corporation,
                            Norwest Bank Minnesota, National
                            Association, United States Trust
                            Company of New York and First
                            Union National Bank.